AMENDMENT NUMBER ONE

to the

AMENDED AND RESTATED PURCHASE, WARRANTIES AND SERVICING AGREEMENT

dated as of December 1, 2004

between

UBS REAL ESTATE SECURITIES INC.

and

SUNTRUST MORTGAGE, INC.

This AMENDMENT NUMBER ONE is made this 1st day of July, 2005, by and between SunTrust Mortgage, Inc. (the “Seller”) and UBS Real Estate Securities Inc. (the “Purchaser”), to the Amended and Restated Purchase, Warranties and Servicing Agreement, dated as of December 1, 2004, by and between the Seller and the Purchaser (the “Agreement”).

RECITALS

WHEREAS, the Seller and the Purchaser have agreed to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.

Amendments.

(a)

The third paragraph of the Agreement is hereby amended by adding the words “and second” between the words “first” and “lien”.

(b)

Section 1.01 of the Agreement is hereby amended by adding the following definitions in alphabetical order:

Combined Loan-to-Value Ratio:  With respect to any Mortgage Loan, the fraction, expressed as a percentage, the numerator of which is the sum of (a) the original principal balance of the Mortgage Loan, plus (b) the unpaid principal balance of any related subordinate mortgage loan or loans secured by the Mortgaged Property, and the denominator of which is the Appraised Value of the related Mortgaged Property.

First Lien: With respect to each Mortgaged Property, the lien of the mortgage, deed of trust or other instrument securing a Mortgage Note which creates a first lien on the Mortgaged Property.

Second Lien: With respect to each Mortgaged Property, the lien of the mortgage, deed of trust or other instrument securing a Mortgage Note which creates a second lien on the Mortgaged Property.

Second Lien Mortgage Loan: A Mortgage Loan secured by the lien on the Mortgaged Property, subject to one prior lien on such Mortgaged Property securing financing obtained by the related Mortgagor.

Standard & Poor’s:  Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies Inc., and its successors in interest.

(c)

Section 1.01 of the Agreement is hereby amended by adding the following sentence to the end of the definition of the term “Custodial Account”:

Such accounts shall be held as a special deposit by the depository institution maintaining the related accounts in a fiduciary capacity, separate and apart from its funds or general assets and shall not be held in any capacity that would create a debtor-creditor relationship between the depository institution maintaining the accounts and the Seller or the Purchaser.

(d)

Section 1.01 of the Agreement is hereby amended by adding the words “second” between the words “or” and “lien” to the definition of the term “Mortgage”.

(e)

Section 1.01 of the Agreement is hereby amended by adding the words “LTV and Combined” between the words “the” and “Loan-To-Value” to subsection (7) of the definition of the term “Mortgage Loan Schedule”.

(f)

Section 1.01 of the Agreement is amended by deleting the period at the end of subsection (38) of the definition of the term “Mortgage Loan Schedule”, replacing such period with a semicolon and adding the following subsections at the end thereto:

(39) a code indicating if the Mortgage Loan is an interest-only Mortgage Loan (including any Mortgage Loans with any interest-only features) and, if so, the term of the interest-only period of such Mortgage Loan; and

(40) a code indicating whether the Mortgaged Property is subject to a First Lien or a Second Lien.

(g)

Section 2.02 of the Agreement is hereby amended by adding the following after the first sentence of  the second paragraph thereto:

Further, the Seller shall pay to the Purchaser the costs and fees expected to be associated with the recording of an Assignment with respect to each Mortgage Loan (such amount may be set forth in the related  Purchase Price and Terms Letter or UBS Website).

(h)

Section 2.07 of the Agreement is hereby amended by adding the following words at the end of the text of third paragraph thereof and before the period at the end of such paragraph:

(it being understood that any cure period set forth in Section 3.03 shall be deemed to have expired)

(i)

Section 3.02 of the Agreement is hereby amended by deleting subsection (b) and replacing it in its entirety with the following:

(b)

The Mortgage creates a first lien and first priority ownership interest, or, with respect to a Mortgage Loan identified on the related Mortgage Loan Schedule as a Second Lien Mortgage Loan, a second lien and second priority ownership interest, in either case, in an estate in fee simple in real property securing the related Mortgage Note;

(j)

Section 3.02 of the Agreement is hereby amended by deleting subsection (e) and replacing it in its entirety with the following:

(h)

The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Purchaser’s custodian; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Insurance Policy, if any, and the title insurer, to the extent required by the related policy, and is reflected on the related Mortgage Loan Schedule or the UBS Website, as applicable.  No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Insurance Policy, if any, and the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Custodian and the terms of which are reflected in the related Mortgage Loan Schedule or the UBS Website, as applicable.  With respect to each Second Lien Mortgage Loan (a) the related first lien is in full force and effect, (b) there is no default, breach, violation or event of acceleration existing under the related first lien mortgage or the mortgage note related to such first lien mortgage, (c) either no consent for the Loan is required by the holder of the first lien or such consent has been obtained and is contained in the Mortgage File, (d) no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration under the related first lien mortgage loan, and either (1) the related first lien mortgage contains a provision which allows or (2) applicable law requires, the mortgagee under the Second Lien Mortgage Loan to receive notice of, and affords such mortgagee an opportunity to cure any default by payment in full or otherwise under the related first lien mortgage;

(k)

Section 3.02 of the Agreement is hereby amended by deleting the period at the end of subsection (i), replacing such period with a semicolon and adding the following at the end of thereof:

With respect to each Second Lien Mortgage Loan (i) the related first lien is in full force and effect, (ii) there is no default, breach, violation or event of acceleration existing under the related first lien mortgage or the mortgage note related to such first lien mortgage, (iii) either no consent for the Mortgage Loan is required by the holder of the first lien or such consent has been obtained and is contained in the Mortgage File, (iv) no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration under the related first lien mortgage loan, and either (A) the related first lien mortgage contains a provision which allows or (B) applicable law requires, the mortgagee under the Second Lien Mortgage Loan to receive notice of, and affords such mortgagee an opportunity to cure any default by payment in full or otherwise under the related first lien mortgage;

(l)

Section 3.02 of the Agreement is hereby amended by deleting subsection (j) and replacing it in its entirety with the following:

(j)

The related Mortgage is a valid, subsisting, enforceable and perfected first or second lien on the Mortgaged Property including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note’s original principal balance.  The Mortgage and the Mortgage Note do not contain any evidence of any security interest or other interest or right thereto.  Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first lien of the Mortgage subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally and either (A) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan, or (B) which do not adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property, and (4) if the Mortgage Loan is a Second Lien Mortgage Loan, a first priority lien on the Mortgaged Property.  Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting, enforceable and perfected first lien and first priority, or with respect to Second Lien Mortgage Loans, second lien and second priority, security interest and on the property described therein, and the Seller has the full right to sell and assign the same to the Purchaser.  The Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage, unless otherwise disclosed on the Mortgage Loan Schedule or the UBS Website, as applicable;

(m)

Section 3.02 of the Agreement is hereby amended by deleting subsection (m) and replacing it in its entirety with the following:

(m)

Each Mortgage Loan is covered by an ALTA lender’s title insurance policy issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (j)(1), (2), (3) and (4) above) the Seller, its successors and assigns, as to (i) the first priority lien of the Mortgage or (ii) with respect to a Second Lien Mortgage Loan, the second priority lien of the Mortgage, in either case, in the original principal amount of the Mortgage Loan and, with respect to each Adjustable Rate Mortgage Loan, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Mortgage Interest Rate and Monthly Payment.  Additionally, such policy affirmatively insures ingress and egress to and from the Mortgaged Property.  Where required by applicable state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance.  The Seller, its successors and assigns, are the sole insureds of such lender’s title insurance policy, such title insurance policy has been duly and validly endorsed to the Purchaser or the assignment to the Purchaser of the Seller’s interest therein does not require the consent of or notification to the insurer and such lender’s title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement and the related Purchase Price and Terms Letter.  No claims have been made under such lender’s title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender’s title insurance policy;

(n)

Section 3.02 of the Agreement is hereby amended by deleting the period at the end of subsection (w), replacing such period with a semicolon and adding the following at the end of thereof:

(other than the first lien mortgage loan related to any Second Lien Mortgage Loan);

(o)

Section 3.02 of the Agreement is hereby amended by deleting subsection (aa) and replacing it in its entirety with the following:

(aa)

The Mortgage Loans are either fixed or adjustable rate mortgage loans. The Mortgage Loans have an original term to maturity of not more than thirty (30) years, with interest payable in arrears on the first day of each month. Each Mortgage Note is payable in equal monthly installments of principal and interest, which installments of interest, with respect to adjustable rate Mortgage Loans, are subject to change due to the adjustments to the Mortgage Interest Rate on each Interest Rate Adjustment Date, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date (other than during the interest-only period with respect to a Mortgage Loan identified on the related Mortgage Loan Schedule or UBS Website as an interest-only Mortgage Loan), over an original term of not more than thirty years from commencement of amortization. The Mortgage Interest Rate is adjusted, with respect to adjustable rate Mortgage Loans, on each Interest Rate Adjustment Date to equal the Index plus the Gross Margin (rounded up or down to the nearest .125%), subject to the Mortgage Interest Rate Cap, the Initial Mortgage Interest Rate Cap, the Maximum Mortgage Interest Rate and the Minimum Mortgage Interest Rate. The weighted average Mortgage Interest Rate is as set forth on the description of pool characteristics for the Mortgage Loans in the Purchase Price and Terms Letter and as set forth in the related Mortgage Loan Schedule, or on the UBS Website, as applicable.  With respect to each Mortgage Loan identified on the Mortgage Loan Schedule as an interest-only Mortgage Loan, the interest-only period does not exceed ten (10) years (or such lesser period specified on the Mortgage Loan Schedule or UBS Website) and following the expiration of such interest-only period, the remaining Monthly Payments shall be sufficient to fully amortize the original principal balance over the remaining term of the Mortgage Loan.  No Mortgage Loan contains terms or provisions which would result in negative amortization.  With respect to each Second Lien Mortgage Loan, (i) the related first lien does not provide for negative amortization;

(p)

Section 3.02 of the Agreement is hereby amended by adding the words “or CLTV” between the words “Ratio” and “greater” to subsection (dd) thereof.

(q)

Section 3.02 of the Agreement is hereby amended by adding the words “(or with respect to a Second Lien Mortgage Loan, second lien priority)” between the words “priority” and “by” in the second sentence of subsection (qq).

(r)

Section 3.02 of the Agreement is hereby amended by deleting the fourth sentence of  subsection (ww) and replacing it with the following:

(ww)

Any such Prepayment Penalty is permissible and enforceable in accordance with its terms upon the Mortgagor’s full and voluntary principal prepayment under applicable law, except to the extent that: the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights; the collectability thereof may be limited due to acceleration in connection with a foreclosure or other involuntary prepayment; or subsequent changes in applicable law may limit or prohibit enforceability thereof under applicable law.

(s)

Section 3.02 of the Agreement is hereby amended by adding the words “unemployment, property, mortgage,” between the words “disability,” and “accident” to subsection (eee) thereof.

(t)

Section 3.02 of the Agreement is hereby amended by deleting the two references to “Massachusetts House Bill 4880 (2004)” in subsection (eee) thereof and replacing such with the words “the Massachusetts General Laws Chapter 183, Section 28C”;

(u)

Section 3.02 of the Agreement is further amended by deleting the period at the end of subsection (ppp), replacing such period with a semicolon and adding the following subsections at the end thereof:

(qqq)

With respect to each Mortgage Loan that is secured in whole or in part by the interest of the mortgagor as a lessee under a ground lease of the related Mortgaged Property (a “Ground Lease”) and not by a fee interest in such Mortgaged Property:

a.

The mortgagor is the owner of a valid and subsisting interest as tenant under the Ground Lease;

b.

The Ground Lease is in full force and effect, unmodified and not supplemented by any writing or otherwise;

c.

The mortgagor is not in default under any of the terms thereof and there are no circumstances which, with the passage of time or the giving of notice or both, would constitute an event of default thereunder;

d.

The lessor under the Ground Lease is not in default under any of the terms or provisions thereof on the part of the lessor to be observed or performed;

e.

The term of the Ground Lease exceeds the maturity date of the related Mortgage Loan by at least ten years;

f.

The Ground Lease or a memorandum thereof has been recorded and by its terms permits the leasehold estate to be mortgaged.  The Ground Lease grants any leasehold mortgagee standard protection necessary to protect the security of a leasehold mortgagee;

g.

The Ground Lease does not contain any default provisions that could give rise to forfeiture or termination of the Ground Lease except for the non-payment of the Ground Lease rents;

h.

The execution, delivery and performance of the Mortgage do not require the consent (other than those consents which have been obtained and are in full force and effect) under, and will not contravene any provision of or cause a default under, the Ground Lease; and

i.

The Ground Lease provides that the leasehold can be transferred, mortgaged and sublet an unlimited number of times either without restriction or on payment of a reasonable fee and delivery of reasonable documentation to the lessor.

(rrr)

The Mortgage Loan was originated by the Seller or by a savings and loan association, a savings bank, a commercial bank, a credit union, an insurance company, or similar institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of HUD pursuant to Sections 203 and 211 of the National Housing Act;

(sss)

With respect to each Second Lien Mortgage Loan, the related first lien does not provide for negative amortization; and

(ttt)

With respect to any Second Lien Mortgage Loan: (i) where required or permitted by statute in the jurisdiction in which the Mortgaged Property is located, the Seller has filed for record a request for notice of any action by the senior lienholder under the related first lien, where the failure to comply permits the senior lender to exercise its rights against the Mortgaged Property without notice to the junior lien of record; or (ii) the Purchaser or successor holder will receive timely notice of any action by the second lienholder.

(v)

Section 3.03 of the Agreement is further amended by inserting “(nn),” between “3.02” and “(xx)” in the last sentence of the first paragraph thereof.

(w)

Section 8.02 of the Agreement is hereby amended by adding the words “and second” between the words “first” and “lien” to subpart (ii) thereof.

(x)

Section 9.01 of the Agreement is hereby amended by adding the words “and second” between the words “first” and “lien” to part (viii) thereof.

(y)

Section 9.01 of the Agreement is hereby amended by adding the words “and second” between the words “first” and “lien” to part (viii) thereof.

(z)

Exhibit B of the Agreement is hereby amended by deleting the period at the end of the second-numbered paragraph thereof, replacing such period with a semicolon and adding the following sentence at the end of such paragraph:

provided, however, the Seller shall cause such original Mortgage to be delivered to the Purchaser or its designee promptly upon return from the appropriate public recording office and in no event later than 180 days following the related Closing Date pursuant to Section 6.03 of the Agreement.

(aa)

Exhibit B of the Agreement is hereby amended by deleting the period at the end of the fifth-numbered paragraph thereof, replacing such period with a semicolon and adding the following sentence at the end of such paragraph:

and, in any event, an original mortgagee title insurance policy shall be delivered to the Purchaser or its designee promptly upon issuance thereof and not later than 180 days following the related Closing Date pursuant to Section 2.07 of the Agreement.

(bb)

Exhibit B of the Agreement is hereby amended by deleting the period at the end of the eighth-numbered paragraph thereof, replacing such period with a semicolon and adding the following sentence at the end of such paragraph:

provided, however, the Seller shall cause such original Mortgage to be delivered to the Purchaser or its designee promptly upon return from the appropriate public recording office and in no event later than 180 days following the related Closing Date pursuant to Section 2.07 of the Agreement.

(cc)

Exhibit C of the Agreement is hereby amended by adding the following sentence between the first and second sentences thereof:

Such account shall be a special deposit, which shall be segregated and held by you maintaining such account in a fiduciary capacity, separate and apart from your own funds and general assets and that the account shall not be held in any capacity that would create a debtor-creditor relationship between you and [Seller] or UBS Real Estate Securities Inc.

SECTION 2.

Defined Terms.  Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

SECTION 3.

Governing Law.  THIS AMENDMENT NUMBER ONE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 4.

Counterparts.  This Amendment Number One may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 5.

Limited Effect.  Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms.  Reference to this Amendment Number One need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Seller and the Purchaser have caused this Amendment Number One to be executed and delivered by their duly authorized officers as of the day and year first above written.

SUNTRUST MORTGAGE, INC.

By:_______________________________

Name:

Title:

UBS REAL ESTATE SECURITIES INC.

By:_______________________________

Name:

Title:

By:_______________________________

Name:

Title: